Exhibit 99.1

NEWS RELEASE	Littelfuse Inc.
8755 West Higgins Road, Suite 500
Chicago, Illinois 60631
p: (773) 628-1000 f: (773) 628-0802
www.littelfuse.com

LITTELFUSE REPORTS SECOND QUARTER RESULTS

Company delivers record sales and adjusted earnings per share

CHICAGO, August 1, 2018 – Littelfuse, Inc. (NASDAQ: LFUS), the global leader in circuit protection with advancing platforms in power control and sensor technologies, today reported financial results for the second quarter ended June 30, 2018:

●	Net sales were $459.2 million, up 47% versus the prior year. Organic revenue growth was 11%.
●	Growth by segment versus the prior year period:
o	Electronics sales increased 77% (up 14% organically)
o	Automotive sales increased 9% (up 5% organically)
o	Industrial sales increased 19% (up 18% organically)
●

GAAP diluted EPS was $1.67; this includes $26 million of after-tax charges primarily related to certain purchase accounting adjustments, acquisition and integration costs related to IXYS Corporation and non-operating foreign exchange losses

●	Adjusted diluted EPS of $2.68 increased 28% over last year
●	GAAP and adjusted effective tax rate were both 19.1% for the quarter
●	Cash flow from operations was $71.6 million and free cash flow was $49.2 million
●	During the quarter, the company exited its Custom business within its Industrial segment; this is not expected to have a material impact to the company’s future sales and earnings
●	The electronics segment book-to-bill ratio exiting the second quarter was 1.02 (excluding the IXYS business)

"We are pleased with our record second quarter results driven by strong demand for our products across all segments and consistent operational performance, including the ongoing integration of the IXYS business,” said Dave Heinzmann, Littelfuse Chief Executive Officer. “With our diversified product portfolio and global presence, we are benefiting from broad-based market demand. Looking ahead, we remain well-positioned to leverage the global mega trends of a safer, greener and increasingly connected world as we execute our long-term strategy and drive double-digit sales and earnings growth.”

-more-

For the third quarter of 2018*:

●	Net sales are expected to be in the range of $434 to $446 million, up 38% on a reported basis and up 8% organically, at the midpoint versus the prior year quarter
●	Adjusted diluted earnings per share are expected to be in the range of $2.31 to $2.45, representing 13% growth over the prior year quarter at the midpoint
●	Adjusted effective tax rate is expected to be approximately 21%

For the 2018 full year, the company expects an adjusted effective tax rate in the range of 18% – 21%.

*All comparisons are to the prior year period unless otherwise noted. Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, impairment and severance charges, certain purchase accounting adjustments, foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

Dividend

●

The company’s Board of Directors approved a 16% increase in the quarterly cash dividend from $0.37 to $0.43. This equates to an annualized dividend of $1.72 per share. The dividend will be paid on September 6, 2018 to shareholders of record as of August 23, 2018.

Conference Call and Webcast Information

Littelfuse will host a conference call today, Wednesday, August 1, 2018, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast live and available for replay at Littelfuse.com.

-more-

About Littelfuse

Founded in 1927, Littelfuse is the global leader in circuit protection with advancing platforms in power control and sensor technologies. The company serves customers in the electronics, automotive and industrial markets with products that include fuses, semiconductors, polymers, ceramics, relays and sensors. Littelfuse has more than 11,000 employees in more than 50 locations worldwide. For more information, please visit Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the PSLRA. These statements may involve risks and uncertainties, including, but not limited to, risks relating to product demand and market acceptance; economic conditions; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity price fluctuations; the effect of Littelfuse, Inc.'s ("Littelfuse" or the "Company") accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; uncertainties related to political or regulatory changes; the integration of the recently acquired business of IXYS Corporation ("IXYS") and the risk that expected benefits, synergies and growth prospects of the acquisition of IXYS may not be achieved in a timely manner, or at all; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 30, 2017. For a further discussion of the risk factors of the company, please see Item 1A. "Risk Factors" to the company's Annual Report on Form 10-K for the year ended December 30, 2017.

Non-GAAP Financial Measures

The information included in this press release includes the non-GAAP financial measures of organic revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules.

The company believes that organic revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes free cash flow is a useful measure of its ability to generate cash. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CONTACT: Trisha Tuntland

Head of Investor Relations

(773) 628-2163

###

LFUS-F

LITTELFUSE, INC.
Net Sales and Operating Income by Segment
(In thousands of USD, unaudited)

	Second Quarter			Year-to-Date
	2018	2017	% Growth / (Decline)	2018	2017	% Growth / (Decline)

Net Sales
Electronics	$299,357	$169,387	77%	$563,768	$323,154	74%
Automotive	127,172	116,457	9%	253,302	224,297	13%
Industrial	32,654	27,511	19%	59,926	51,346	17%

Total net sales	$459,183	$313,355	47%	$876,996	$598,797	46%

	Second Quarter			Year-to-Date
	2018	2017	% Growth / (Decline)	2018	2017	% Growth / (Decline)

Operating Income/(Expense)
Electronics	$67,311	$42,967	57%	$121,275	$78,173	55%
Automotive	15,711	15,713	-	34,102	30,778	11%
Industrial	5,279	1,905	177%	9,988	2,012	396%
Other (1)	(28,679)	(315)	N.M.	(68,172)	(1,840)	N.M.

Total operating income	$59,622	$60,270	(1%)	$97,193	$109,123	(11%)
Operating margin	13.0%	19.2%		11.1%	18.2%

Interest expense	5,782	3,281		11,205	6,401
Foreign exchange loss (gain)	3,200	(558)		(7,354)	(2,115)
Other (income) expense, net	(1,678)	190		(3,621)	52

Income before taxes	$52,318	$57,357	(9%)	$96,963	$104,785	(7%)

N.M. - Not meaningful

(1) "Other" typically includes non-GAAP adjustments such as acquisition-related costs, purchase accounting inventory adjustments and other charges, restructuring costs, asset impairments, and gains and losses on asset sales. (See Supplemental Financial Information for details.)

	Second Quarter				Year-to-Date
	2018	2017	Growth / (Decline)		2018	2017	Growth / (Decline)

Operating Margins
Electronics	22.5%	25.4%	(2.9%	)	21.5%	24.2%	(2.7%	)
Automotive	12.4%	13.5%	(1.1%	)	13.5%	13.7%	(0.2%	)
Industrial	16.2%	6.9%	9.3%		16.7%	3.9%	12.8%

LITTELFUSE, INC.
Condensed Consolidated Balance Sheets
(In thousands of USD)

	June 30, 2018	December 30, 2017
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$408,147	$429,676
Short-term investments	34	35
Accounts receivable, less allowances	260,444	182,699
Inventories	239,201	140,789
Prepaid income taxes and income taxes receivable	4,648	1,689
Prepaid expenses and other current assets	45,727	37,452
Total current assets	958,201	792,340
Property, plant and equipment:
Land	29,198	9,547
Buildings	118,432	86,599
Equipment	558,855	505,838
	706,485	601,984
Accumulated depreciation	(367,730)	(351,407)
Net property, plant and equipment	338,755	250,577
Intangible assets, net of amortization:
Patents, licenses and software	124,798	81,911
Distribution network	10,434	12,872
Customer lists, trademarks and tradenames	248,007	109,067
Backlog	6,813	-
Goodwill	832,227	453,414
	1,222,279	657,264
Investments	31,326	10,993
Deferred income taxes	10,320	11,858
Other assets	27,113	17,070
Total assets	$2,587,994	$1,740,102

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$127,290	$101,844
Accrued payroll	43,047	49,962
Accrued expenses	66,341	48,994
Accrued severance	1,049	1,459
Accrued income taxes	19,376	16,285
Current portion of long-term debt	10,060	6,250
Total current liabilities	267,163	224,794
Long-term debt, less current portion	687,538	489,361
Deferred income taxes	53,996	17,069
Accrued post-retirement benefits	33,210	18,742
Other long-term liabilities	76,067	62,580
Total equity	1,470,020	927,556
Total liabilities and equity	$2,587,994	$1,740,102

LITTELFUSE, INC.
Condensed Consolidated Statements of Comprehensive Income
(In thousands of USD, except per share data, unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2018	July 1, 2017	June 30, 2018	July 1, 2017

Net sales	$459,183	$313,355	$876,996	$598,797

Cost of sales	290,196	180,747	558,386	352,539

Gross profit	168,987	132,608	318,610	246,258

Selling, general and administrative expenses	73,244	53,438	150,758	100,139
Research and development expenses	22,748	12,729	45,288	24,881
Amortization of intangibles	13,373	6,171	25,371	12,115
	109,365	72,338	221,417	137,135

Operating income	59,622	60,270	97,193	109,123

Interest expense	5,782	3,281	11,205	6,401
Foreign exchange loss (gain)	3,200	(558)	(7,354)	(2,115)
Other (income) expense, net	(1,678)	190	(3,621)	52

Income before income taxes	52,318	57,357	96,963	104,785
Income taxes	9,992	8,719	18,609	17,255

Net income	$42,326	$48,638	$78,354	$87,530

Net income per share:
Basic	$1.69	$2.13	$3.18	$3.84
Diluted	$1.67	$2.11	$3.12	$3.80

Weighted average shares outstanding:
Basic	25,004	22,822	24,671	22,785
Diluted	25,401	23,023	25,086	23,005

Comprehensive income	$26,384	$44,485	$62,133	$89,004

LITTELFUSE, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands of USD, unaudited)

	For the Six Months Ended
	June 30, 2018	July 1, 2017

OPERATING ACTIVITIES:
Net income	$78,354	$87,530
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	24,431	18,575
Amortization of intangibles	25,371	12,115
Provision for bad debts	(2)	1,895
Deferred revenue	1,921	-
Stock-based compensation	15,883	8,590
Non-cash inventory charges	36,927	-
Impairment charges	1,125	-
Unrealized gain on investments	(3,311)	-
Loss on sale of property, plant and equipment	780	593
Deferred income taxes	2,434	1,514

Changes in operating assets and liabilities
Accounts receivable	(33,481)	(32,039)
Inventories	(1,502)	(8,739)
Accounts payable	13,684	7,985
Accrued expenses (including post-retirement)	3,773	3,912
Accrued payroll and severance	(13,745)	(13,190)
Accrued taxes	(6,411)	515
Prepaid expenses and other	(5,316)	4,317
Net cash provided by operating activities	140,915	93,573

INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(40,315)	(28,278)
Acquisition of businesses, net of cash acquired	(310,487)	(14,172)
Proceeds from maturities of short-term investments	-	3,739
Decrease in entrusted loan receivable	-	2,416
Proceeds from sale of property, plant and equipment	68	178
Net cash used in investing activities	(350,734)	(36,117)

FINANCING ACTIVITIES:
Proceeds of revolving credit facility	60,000	-
Proceeds of term loan	75,000	-
Payments of revolving credit facility	(60,000)	(112,500)
Payments of term loan	(40,025)	(3,125)
Net proceeds from senior notes payable	175,000	125,000
Payments of entrusted loan	-	(2,416)
Debt issuance costs paid	(878)	(1)
Cash dividends paid	(18,458)	(14,963)
Net proceeds (payments) related to stock-based award activities	5,568	(2,074)
Net cash provided by (used in) financing activities	196,207	(10,079)

Effect of exchange rate changes on cash and cash equivalents	(7,917)	(608)

Increase (decrease) in cash and cash equivalents	(21,529)	46,769
Cash and cash equivalents at beginning of period	429,676	275,124
Cash and cash equivalents at end of period	$408,147	$321,893

LITTELFUSE, INC.
Supplemental Financial Information
(in millions of USD except per share amounts, unaudited)

Non-GAAP EPS reconciliation
	Q2-18	Q2-17	YTD-18	YTD-17
GAAP diluted EPS	$1.67	$2.11	$3.12	$3.80
EPS impact of Non-GAAP adjustments (below)	1.01	(0.01)	1.95	(0.01)
Adjusted diluted EPS	$2.68	$2.10	$5.07	$3.79

Non-GAAP adjustments - (income)/expense
	Q2-18	Q2-17	YTD-18	YTD-17
Acquisition related and integration costs	$2.3	$0.3	$14.1	$1.8
Restructuring and other charges	3.2	-	3.9	-
Amortization backlog - IXYS	3.1	-	5.6	-
Impairments	1.1	-	1.1	-
Change in control - IXYS	-	-	2.1	-
Acquisition related stock-based compensation charge	-	-	4.5	-
Purchase accounting inventory adjustments	19.0	-	36.9	-
Non-GAAP adjustments to operating income	28.7	0.3	68.2	1.8
Non-operating foreign exchange loss (gain)	3.2	(0.6)	(7.4)	(2.2)
Non-GAAP adjustments to income before income taxes	31.9	(0.3)	60.8	(0.4)
Income taxes	6.1	-	11.9	-
Non-GAAP adjustments to net income	$25.8	$(0.3)	$48.9	$(0.4)

Total EPS impact	$1.01	$(0.01)	$1.95	$(0.01)

Adjusted operating margin /Adjusted EBITDA reconciliation
	Q2-18	Q2-17	YTD-18	YTD-17

Net sales	$459.2	$313.4	$877.0	$598.8

GAAP operating income	$59.6	$60.3	$97.2	$109.2
Add back non-GAAP adjustments	28.7	0.3	68.2	1.8
Adjusted operating income	$88.3	$60.6	$165.4	$111.0
Adjusted operating margin	19.2%	19.3%	18.9%	18.5%

Add back amortization	10.3	6.2	19.8	12.1
Add back depreciation	12.8	9.4	24.4	18.5
Adjusted EBITDA	$111.4	$76.2	$209.6	$141.6
Adjusted EBITDA margin	24.3%	24.3%	23.9%	23.6%

Net sales reconciliation	Q2-18 vs. Q2-17
	Electronics	Automotive	Industrial	Total
Net sales growth	77%	9%	19%	47%
Less:
Acquisitions	61%	-	-	33%
Divestitures	-	-	-	-
FX impact	2%	4%	1%	3%
Organic net sales growth	14%	5%	18%	11%

Income tax reconciliation
	Q2-18	Q2-17	YTD-18	YTD-17

Income taxes	$10.0	$8.7	$18.6	$17.2
Effective rate	19.1%	15.2%	19.2%	16.5%

Non-GAAP adjustments - income taxes	6.1	-	11.9	-

Adjusted income taxes	$16.1	$8.7	$30.5	$17.2
Adjusted effective rate	19.1%	15.2%	19.3%	15.2%

Free cash flow reconcilation
	Q2-18	Q2-17	YTD-18	YTD-17
Net cash provided by operating activities	$71.6	$70.6	$140.9	$93.6
Less: Purchases of property, plant and equipment	(22.4)	(15.9)	(40.3)	(28.3)
Free cash flow	$49.2	$54.7	$100.6	$65.3

Note: Totals will not always foot due to rounding

LITTELFUSE, INC.
Condensed Consolidated Statement of Comprehensive Income
Supplemental GAAP to Non-GAAP Reconciliation
(In thousands of USD, except per share data, unaudited)

	GAAP As Reported	Non-GAAP Adjustments		Non-GAAP	GAAP As Reported	Non-GAAP Adjustments		Non-GAAP
	June 30, 2018 QTD	June 30, 2018 QTD		June 30, 2018 QTD	July 1, 2017 QTD	July 1, 2017 QTD		July 1, 2017 QTD

Net sales	$459,183	$-		$459,183	$313,355	$-		$313,355

Cost of sales	290,196	(19,454)	(a)	270,742	180,747	-		180,747

Gross profit	168,987	19,454		188,441	132,608	-		132,608

Selling, general and administrative expenses	73,244	(6,123)	(b)	67,121	53,438	(315)	(d)	53,123
Research and development expenses	22,748	-		22,748	12,729	-		12,729
Amortization of intangibles	13,373	(3,103)	(c)	10,270	6,171	-		6,171
Total operating expenses	109,365	(9,226)		100,139	72,338	(315)		72,023

Operating income	59,622	28,680		88,302	60,270	315		60,585

Interest expense	5,782	-		5,782	3,281	-		3,281
Foreign exchange loss (gain)	3,200	(3,200)		-	(558)	558		-
Other (income) expense, net	(1,678)	-		(1,678)	190	-		190

Income before income taxes	52,318	31,880		84,198	57,357	(243)		57,114
Income taxes	9,992	6,073		16,065	8,719	(38)		8,681

Net income	$42,326	$25,807		$68,133	$48,638	$(205)		$48,433

Net income per share:
Basic	$1.69	$1.03		$2.72	$2.13	$(0.01)		$2.12
Diluted	$1.67	$1.01		$2.68	$2.11	$(0.01)		$2.10

Weighted average shares outstanding:
Basic	25,004			25,004	22,822			22,822
Diluted	25,401			25,401	23,023			23,023

Comprehensive income	$26,384			$52,191	$44,486			$44,281

(a) Cost of sales included $19.0 million for purchase accounting inventory adjustments and $0.5 million of restructuring charges

(b) Selling, general and administrative included $2.3 million for acquisition related and integration costs and $3.8 million of restructuring, impairment and other charges

(c) Amortization of intangibles included $3.1 million of IXYS backlog amortization

(d) Selling, general and administrative included $0.3 million for acquisition related costs

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance.  Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

LITTELFUSE, INC.
Condensed Consolidated Statement of Comprehensive Income
Supplemental GAAP to Non-GAAP Reconciliation
(In thousands of USD, except per share data, unaudited)

	GAAP As Reported	Non-GAAP Adjustments		Non-GAAP	GAAP As Reported	Non-GAAP Adjustments		Non-GAAP
	June 30, 2018 YTD	June 30, 2018 YTD		June 30, 2018 YTD	July 1, 2017 YTD	July 1, 2017 YTD		July 1, 2017 YTD

Net sales	$876,996	$-		$876,996	$598,797	$-		$598,797

Cost of sales	558,386	(38,332)	(a)	520,054	352,539	(22)		352,517

Gross profit	318,610	38,332		356,942	246,258	22		246,280

Selling, general and administrative expenses	150,758	(22,627)	(b)	128,131	100,139	(1,818)	(e)	98,321
Research and development expenses	45,288	(1,606)	(c)	43,682	24,881	-		24,881
Amortization of intangibles	25,371	(5,607)	(d)	19,764	12,115	-		12,115
Total operating expenses	221,417	(29,840)		191,577	137,135	(1,818)		135,317

Operating income	97,193	68,172		165,365	109,123	1,840		110,963

Interest expense	11,205	-		11,205	6,401	-		6,401
Foreign exchange loss (gain)	(7,354)	7,354		-	(2,115)	2,115		-
Other (income) expense, net	(3,621)	-		(3,621)	52	-		52

Income before income taxes	96,963	60,818		157,781	104,785	(275)		104,510
Income taxes	18,609	11,878		30,487	17,255	(42)		17,213

Net income	$78,354	$48,940		$127,294	$87,530	$(233)		$87,297

Net income per share:
Basic	$3.18	$1.98		$5.16	$3.84	$(0.01)		$3.83
Diluted	$3.12	$1.95		$5.07	$3.80	$(0.01)		$3.79

Weighted average shares outstanding:
Basic	24,671			24,671	22,785			22,785
Diluted	25,086			25,086	23,005			23,005

Comprehensive income	$62,133			$111,073	$89,004			$88,771

(a) Cost of sales included $36.9 million for purchase accounting inventory adjustments, $0.5 million for acquisition related stock-based compensation charges and $0.9 million of restructuring charges

(b) Selling, general and administrative included $14.1 million for acquisition related and integration costs, $2.4 million for acquisition related stock-based compensation charges, $2.1 million for IXYS change in control and $4.1 million of restructuring, impairment and other charges

(c) Research and development expenses included $1.6 million for acquisition related stock-based compensation charges
(d) Amortization of intangibles included $5.6 million of IXYS backlog amortization
(e) Selling, general and administrative included $1.8 million for acquisition related and integration costs

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance.  Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.